                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
         Distribution Date of June 25, 1999 for the Collection Period of
                           May 1 through May 31, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                                 1,231,231,519.20
Discounted Principal Balance                                                                          1,231,231,519.20
Servicer Advance                                                                                          2,825,418.78
Servicer Payahead                                                                                         1,580,862.05
Number of Contracts                                                                                             56,340
Weighted Average Lease Rate                                                                                      7.66%
Weighted Average Remaining Term                                                                                   35.8
Servicing Fee Percentage                                                                                         1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                                        1,004,938,149.83
Discounted Principal Balance                                                                          1,004,938,149.83
Servicer Advances                                                                                         4,216,041.93
Servicer Pay Ahead Balance                                                                                3,121,281.47
Maturity Advances Outstanding                                                                                      -
Number of Current Contracts                                                                                     54,440
Weighted Average Lease Rate                                                                                      7.64%
Weighted Average Remaining Term                                                                                   15.1


----------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                 30,780,787.98
  Specified Reserve Fund Percentage                                                                              2.50%
  Specified Reserve Fund Amount                                                                          30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                              5.00%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                          61,561,575.96

                                                                  Class A             Class B              Total
                                                                   Amount              Amount              Amount
                                                                  -------             -------              -------
  Beginning Balance                                             29,553,131.73      1,227,656.25          30,780,787.98
  Withdrawal Amount                                                       -                 -                      -
  Transferor Excess                                                       -                 -                      -
                                                        --------------------------------------------------------------
  Ending Balance                                                29,553,131.73      1,227,656.25          30,780,787.98
  Specified Reserve Fund Balance                                29,553,131.73      1,227,656.25          30,780,787.98
                                                        --------------------------------------------------------------
  Release to Transferor                                                   -                 -                      -
  Cumulative Withdrawal Amount                                            -                 -                      -
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                                      Vehicles
                                                                                  --------
  Liquidated Contracts                                                               155
  Discounted Principal Balance                                                       ---                  2,851,100.27
  Net Liquidation Proceeds                                                                               (2,352,456.42)
  Recoveries - Previously Liquidated Contracts                                                              (78,659.50)
                                                                                                ----------------------
  Aggregate Credit Losses for the Collection Period                                                         419,984.35
                                                                                                ----------------------
                                                                                                ----------------------
  Cumulative Credit Losses for all Periods                                                               12,641,672.57
                                                                                                ----------------------
                                                                                                ----------------------
  Repossessed in Current Period                                                      99
                                                                                     --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                        Charge-Off Rate
                                                                                                ----------------------
    Second Preceding Collection Period                                                                           0.65%
    First Preceding Collection Period                                                                            0.70%
    Current Collection Period                                                                                    0.49%

----------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
-------------
Three Month Average                                                                                              0.61%
Charge-Off Rate Indicator ( > 1.25%)                                                                 condition not met
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                          Percent     Accounts      Percent         ANIV
                                                                               -------     --------      -------         ----
  31-60 Days Delinquent                                                          1.59%       867          1.58%       15,836,853.52
  61-90 Days Delinquent                                                          0.10%        57          0.11%        1,105,925.16
 Over 90 Days Delinquent                                                         0.03%        15          0.03%          254,793.74
                                                                                        ---------------           -----------------
  Total Delinquencies                                                                        939                      17,197,572.42
                                                                                        ---------------           -----------------
                                                                                        ---------------           -----------------

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                        0.12%
    First Preceding Collection Period                                                                                         0.09%
    Current Collection Period                                                                                                 0.13%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                                           0.11%
Delinquency Percentage Indicator ( > 1.25%)                                                                       condition not met
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                Vehicles
                                                                                           --------
  Matured Lease Vehicle Inventory Sold                                                       604                       9,347,925.36
  Net Liquidation Proceeds                                                                   ---                      (8,082,153.70)
                                                                                                                  -----------------
  Net Residual Value (Gain) Loss                                                                                       1,265,771.66
                                                                                                                  -----------------
                                                                                                                  -----------------
  Cumulative Residual Value (Gain) Loss all periods                                                                    4,359,671.62
                                                                                                                  -----------------
                                                                                                                  -----------------
                                                                                             Average                     Average
                                                    Number      Scheduled        Sale    Net Liquidation                Residual
MATURED VEHICLES SOLD FOR                            Sold       Maturities      Ratio        Proceeds                     Value
EACH COLLECTION PERIOD:                             ------      ----------      -----        --------                     -----
  Second Preceding Collection Period                 444            925         48.00%         14,498.52                  16,346.36
  First Preceding Collection Period                  650          1,105         58.82%         13,484.53                  15,662.72
  Current Collection Period                          604          1,224         49.35%         13,381.05                  15,540.77
  Three Month Average                                                                          13,712.86                  15,798.10

                                                                                                                  -----------------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                              86.80%
                                                                                                                  -----------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Current Period
CONDITION (iii) (RESIDUAL VALUE TEST)                                                       Amount/Ratio           Test Met?
---------------                                                                             ------------           --------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                       49.35%                 YES

b) Number of Scheduled Maturities > 500                                                        1,224                  YES

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values               86.80%                 NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                            condition not met
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
         Distribution Date of June 25, 1999 for the Collection Period of
                           May 1 through May 31, 1999

--------------------------------------------------------------------------------------------------------------
                                                                                 Certificate Balance
                                                                                 -------------------
                                                           Total              Percent           Balance
--------------------------------------------------------------------------------------------------------------
INTEREST:                                                                     98.00%
---------
  Interest Collections                                       8,011,710.38
  Net Investment Income Earned                               1,026,932.80
  Non-recoverable Advances                                    (118,013.66)
                                                          ---------------
    Available Interest                                       8,920,629.52                     8,742,216.93
  Class A1, A2, A3 Notional Interest Accrual Amount         (5,948,947.91)                   (5,948,947.91)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -
  Interest Accrual for Adjusted Class B Certificate Bal.      (415,406.25)                     (415,406.25)
  Class B Interest Carryover Shortfall                                -
  Servicer's Fee                                              (866,044.79)                     (848,723.89)
  Capped Expenses                                              (24,065.00)                      (23,583.70)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -                                -
  Uncapped Expenses                                                   -                                -
                                                          ---------------                  ---------------
  Total Unallocated Interest                                 1,666,165.57                     1,505,555.18
  Excess Interest to Transferor                                                              (1,505,555.18)
                                                          ---------------                  ---------------
  Net Interest Collections Available                         1,666,165.57                              -
  Interest Collections Allocated to Losses                  (1,652,040.89)
  Accelerated Principal Distribution                           (14,124.68)
                                                          ---------------
  Deposit to Reserve Fund                                             -
                                                          ---------------

  Withdrawal from Reserve Fund                                        -
                                                          ---------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                       (1,685,756.01)                   (1,652,040.89)
  Loss Reimbursement from Transferor Interest                1,652,040.89                     1,652,040.89
  Loss Reimbursement from Transferor Principal                      (0.00)                           (0.00)
                                                          ---------------                  ---------------
  Ending Certificate Principal Loss Amount                     (33,715.12)                             -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                          ---------------
  Ending Balance                                                      -
                                                          ---------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                          ---------------
  Ending Balance                                                      -
                                                          ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                          ---------------
  Ending Balance                                                      -
                                                          ---------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                          ---------------
  Ending Balance                                                      -
                                                          ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                650,538.80                              -
  Allocations - Current Period                              33,528,442.12                    33,528,442.12
  Allocations - Accelerated Principal Distribution              14,124.68                        14,124.68
  Allocations - Not Disbursed Beginning of Period          189,674,204.04                   189,674,204.04
  Allocations - Not Disbursed End of Period                223,216,770.84                   223,216,770.84
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                                -
  Allocations - Current Period                               6,364,354.16                     6,364,354.16
  Allocations - Not Disbursed Beginning of Period           12,728,708.32                    12,728,708.32
  Allocations - Not Disbursed End of Period                 19,093,062.48                    19,093,062.48
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                     0.00
  Due To Trust                                              39,530,526.96                    38,879,988.16
                                                          ---------------                  ---------------
  Total Due To Trust                                        39,530,526.96                    38,879,988.16
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                             Class A1         Class A2         Class A3
                                                             --------         --------         --------
                                                             Balance          Balance          Balance
--------------------------------------------------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances

    Available Interest                                      2,970,585.89     4,709,465.44      527,097.86
  Class A1, A2, A3 Notional Interest Accrual Amount        (2,118,333.33)   (3,439,583.33)    (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution

  Deposit to Reserve Fund


  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor Interest
  Loss Reimbursement from Transferor Principal

  Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                             33,528,442.12
  Allocations - Accelerated Principal Distribution             14,124.68
  Allocations - Not Disbursed Beginning of Period         189,674,204.04
  Allocations - Not Disbursed End of Period               223,216,770.84              -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                              2,118,333.33     3,439,583.33      391,031.25
  Allocations - Not Disbursed Beginning of Period           4,236,666.66     6,879,166.66      782,062.50
  Allocations - Not Disbursed End of Period                 6,354,999.99    10,318,749.99    1,173,093.75
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                             35,311,950.65     2,886,370.73      329,113.99
                                                          --------------   --------------   -------------
  Total Due To Trust                                       35,311,950.65     2,886,370.73      329,113.99
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                             Class B              Transferor Interest
                                                             -------              -------------------
                                                             Balance           Interest          Principal
----------------------------------------------------------------------------------------------------------
INTEREST:                                                                    2.00%
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances

    Available Interest                                       535,067.73          178,412.59
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.    (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                 (17,320.90)
  Capped Expenses                                                                   (481.30)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                     -
                                                                            ---------------
  Total Unallocated Interest                                                     160,610.39
  Excess Interest to Transferor                                                1,505,555.18
                                                                            ---------------
  Net Interest Collections Available                                           1,666,165.58
  Interest Collections Allocated to Losses                                    (1,652,040.89)
  Accelerated Principal Distribution                                             (14,124.68)
                                                                            ---------------
  Deposit to Reserve Fund                                                               -
                                                                            ---------------

  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                     (1,652,040.89)                        (33,715.12)
  Loss Reimbursement from Transferor Interest              1,652,040.89       (1,652,040.89)
  Loss Reimbursement from Transferor Principal                    (0.00)
                                                                            ------------------------------
  Ending Certificate Principal Loss Amount                                    (1,652,040.89)    (33,715.12)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                 650,538.80
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                         -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                         -
  Allocations - Current Period                               415,406.25                 -
  Allocations - Not Disbursed Beginning of Period            830,812.50                 -
  Allocations - Not Disbursed End of Period                1,246,218.75                 -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due To Trust                                               352,552.79                 -       650,538.80
                                                          -------------     ------------------------------
  Total Due To Trust                                         352,552.79                 -       650,538.80
----------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
         Distribution Date of June 25, 1999 for the Collection Period of
                           May 1 through May 31, 1999


-----------------------------------------------------------------------------------------------------------------
                                                                          Certificate Balance
                                                                          -------------------
                                                                   Total        Percent          Balance
-----------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                      1,231,231,519.20
Discounted Principal Balance                               1,231,231,519.20
Initial Notional/Certificate Balance                                    -       100.00%     1,206,600,000.00
Percent of ANIV                                                                                       98.00%
Certificate Factor                                                                                 1.0000000
Notional/Certificate Rate
Servicer Advance                                               2,825,418.78
Servicer Payahead                                              1,580,862.05
Number of Contracts                                                  56,340
Weighted Average Lease Rate                                           7.66%
Weighted Average Remaining Term                                        35.8
Servicing Fee Percentage                                              1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                             1,039,253,742.08
Discounted Principal Balance                               1,039,150,845.87
Notional/Certificate Balance                                                                1,206,600,000.00
Adjusted Notional/Certificate Balance                                                       1,016,925,795.96
Percent of ANIV                                                                                       97.85%
Certificate Factor                                                                                 1.0000000
Servicer Advances                                              3,693,420.74
Servicer Pay Ahead Balance                                     3,687,080.11
Maturity Advances Outstanding                                           -
Number of Current Contracts                                          55,872
Weighted Average Lease Rate                                           7.64%
Weighted Average Remaining Term                                        15.9

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                           1,004,938,149.83
  Discounted Principal Balance                             1,004,938,149.83
  Notional/Certificate Balance                                                              1,206,600,000.00
  Adjusted Notional/Certificate Balance                                                       983,383,229.16
  Percent of ANIV                                                                                     97.86%
  Certificate Factor                                                                               1.0000000
  Servicer Advances                                            4,216,041.93
  Servicer Pay Ahead Balance                                   3,121,281.47
  Maturity Advances Outstanding                                         -
  Number of Current Contracts                                        54,440
  Weighted Average Lease Rate                                         7.64%
  Weighted Average Remaining Term                                      15.1
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                               Class A1                     Class A2
                                                               --------                     --------
                                                          Percent      Balance         Percent     Balance
--------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                      33.98%     410,000,000.00    53.87%     650,000,000.00
Percent of ANIV                                                              33.30%                       52.79%
Certificate Factor                                                        1.0000000                    1.0000000
Notional/Certificate Rate                                                     6.20%                        6.35%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                         410,000,000.00               650,000,000.00
Adjusted Notional/Certificate Balance                                220,325,795.96               650,000,000.00
Percent of ANIV                                                              21.20%                       62.54%
Certificate Factor                                                        1.0000000                    1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                       410,000,000.00               650,000,000.00
  Adjusted Notional/Certificate Balance                              186,783,229.16               650,000,000.00
  Percent of ANIV                                                            18.59%                       64.68%
  Certificate Factor                                                      1.0000000                    1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Class A3                    Class B                Transferor Interest
                                                           --------                    -------                -------------------
                                                      Percent       Balance       Percent      Balance               Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                    6.03%    72,750,000.00      6.12%    73,850,000.00        24,631,519.20
Percent of ANIV                                                          5.91%                       6.00%                2.00%
Certificate Factor                                                   1.0000000                   1.0000000
Notional/Certificate Rate                                                6.45%                       6.75%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                     72,750,000.00               73,850,000.00        20,892,801.95
Adjusted Notional/Certificate Balance                            72,750,000.00               73,850,000.00        20,892,801.95
Percent of ANIV                                                          7.00%                       7.11%                2.01%
Certificate Factor                                                   1.0000000                   1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                   72,750,000.00               73,850,000.00        20,208,548.03
  Adjusted Notional/Certificate Balance                          72,750,000.00               73,850,000.00        20,208,548.03
  Percent of ANIV                                                        7.24%                       7.35%                2.01%
  Certificate Factor                                                 1.0000000                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                             Vehicles
                                                              --------
Principal Collections                                                             10,270,722.62
Prepayments in Full                                              667              11,616,879.80
                                                                 ---
Reallocation Payment                                              6                  126,067.99
                                                                 ---
Interest Collections                                                               8,011,710.38
Net Liquidation Proceeds and Recoveries                                            2,431,115.92
Increase (Decrease) in Maturity Advances                                                    -
Net Liquidation Proceeds - Vehicle Sales                                           8,082,153.70
Non-Recoverable Advances                                                            (118,013.66)
                                                                              ------------------
Total Available                                                                   40,420,636.75
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                     Amount                    Annual Amount
                                                            -------------------           -------------------
   Total Capped and Uncapped Expenses Paid                           24,065.00                     192,520.00
   Capped and Uncapped Expenses Due                                        -                              -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                              866,044.79
   Servicer's Fee Balance Due                                              -
 SUPPLEMENTAL SERVICER'S FEES                                       112,039.72
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                Vehicles                       Amount
                                                            -------------------           -------------------
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
                                                                                          -------------------
  Ending Unreinvested Principal Collections                                                               -
-------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
--------------------------------------------------------
Holly Pearson, Treasury Manager